[Execution Copy]

                          REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT (as the same may be modified, amended, supplemented and/or restated from time to time, this "Agreement"), dated as of December 21, 2001 (the "Agreement Date"), is by and among DIRECTPLACEMENT, INC., a Delaware corporation (the "Company"), on the one hand, and on the other hand Susanne S. Pruitt and Raymond A. Hill, III (collectively, the "Original Holders").

         This agreement is made in connection with that certain Agreement and Plan of Merger dated as of December 14, 2001 among the Company, PCS Merger Corp., PCS Securities, Inc. and the Original Holders (the "Merger Agreement").

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and undertakings herein contained and of each and every act performed or to be performed hereunder, the Company and the Holders hereby agree as follows:

                         ARTICLE 1: CERTAIN DEFINITIONS

         1.1 Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement. For purposes of this Agreement, the following terms shall have the meanings provided below:

               "Common Stock" means the common stock, par value $.0001 per share, of the Company.

               "Demand Registration" means a registration of Registrable Securities made or to be made by the Company in satisfaction of a Demand Request (as defined in Section 2.1 hereof).

               "Demanding Holders", with respect to any Demand Registration, means the Demand Requesting Holders (as defined in Section 2.1 hereof) who have requested that the Company effect such Demand Registration and the Remaining Holders (as defined in Section 2.2 hereof) who have requested that the Company include Registrable Securities held by such Remaining Holders in such Demand Registration.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder adopted by the SEC.

               "Holder" means and includes each Original Holder and each Other Holder who at the time of determination holds any Registrable Securities.

               "Minimum Demand Number" means the lesser of (i) 1,500,000 Registrable Securities, as adjusted for any stock splits, stock dividends, recapitalizations, reclassifications or like actions occurring after the Agreement Date and (ii) the total number of Registrable Securities.

               "Outstanding Shares" means and includes the following outstanding shares of Common Stock held by the following Original Holders on the Agreement
Date: (i) 5,355,000 shares held by Pruitt and her transferees; and (ii) 5,145,000 shares held by Hill and his transferees.

               "Person" mean and includes any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

               "Piggyback Registration" means a registration of securities of the Company in which Registrable Securities have been or are to be included in satisfaction of a Piggyback Request (as defined in Section 3.1 hereof).

               "Registrable Securities" means and includes the: (i) Outstanding Shares, (ii) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, any if the Outstanding Shares, provided, however, that the foregoing shall cease to be Registrable Securities when sold or otherwise transferred by the Original Holders or at such time as all the Registrable Securities may be sold without volume restriction pursuant to Rule 144(k).

               "Registration Statement" means a registration statement filed or to be filed by the Company under the Securities Act pursuant to this Agreement.

               "register", "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder adopted by the SEC.

                         ARTICLE 2: DEMAND REGISTRATIONS

         2.1   Demand Rights. Subject to the limitations set forth in this
Article 2, at any time after December 21, 2002, Holders of not less than the Minimum Demand Number ("Demand Requesting Holders") may deliver a written notice to the Company (a "Demand Request"), requesting that the Company register Registrable Securities held by such Demand Requesting Holders. Each Demand Request shall state (i) the name or names of the Demand Requesting Holders, (ii) with respect to each Demand Requesting Holder, the number of Registrable Securities that such Demand Requesting Holder seeks to register pursuant to such Demand Request, and (iii) the intended manner of offering of such Registrable Securities and whether, because such offering and distribution is to be made into the market from time to time as, when and if determined by the Demand Requesting Holders, such Holders demand that such registration be a "shelf" registration pursuant to Rule 415 under the Securities Act (a "Shelf Registration"); provided, that the Company qualify to file and have declared effective by the SEC, a Shelf Registration.

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

         2.2 Demand Right Procedures. (a) Within ten (10) business days after the receipt by the Company of a Demand Request, the Company shall deliver a written notice thereof (a "Demand Request Notice") to each Original Holder that is not a Demand Requesting Holder (the "Remaining Holders"). The Demand Request Notice shall state that the Company has received a Demand Request pursuant to this Agreement and shall offer to include, in any Registration Statement filed by the Company in connection with such Demand Request, all or part of the Registrable Securities held by the Remaining Holders.

               (b) During the fifteen (15) day period following delivery of a Demand Request Notice with respect to any Demand Request, each Remaining Holder may deliver a written notice to the Company (an "Additional Registration Request") requesting that the Company include, in any Registration Statement filed by the Company in connection with such Demand Request, Registrable Securities held by such Remaining Holder. An Additional Registration Request delivered by a Remaining Holder shall state (i) the name or names of the Remaining Holders, (ii) with respect to each Remaining Holder, the number of Registrable Securities that such Remaining Holder seeks to register pursuant to such Additional Registration Request, and (iii) the intended manner of offering of such Registrable Securities.

               (c) Subject to the limitations set forth in this Article 2, the Company shall include in any Demand Registration (i) all Registrable Securities that the Demand Requesting Holders have requested that the Company register in such Demand Registration, as set forth in the applicable Demand Request, and (ii) all Registrable Securities that the Remaining Holders have requested that the Company register in such Demand Registration, as set forth in the applicable Additional Registration Requests (the aggregate number of such Registrable Securities being referred to herein as the "Demand Request Number").

         2.3 Limitations on Demand Rights. (a) The Holders of Registrable Securities shall be entitled to a maximum of three registrations under this
Article 2, so long as all Registrable Securities may be included in the third Registration Statement if so requested by the Holders, and if not then to such additional Registration Statements as necessary to register all such Registrable Securities.

               (b)    Notwithstanding anything to the contrary set forth in this
Article 2: (i) the Company shall not be obligated to honor a Demand Request at any time from and after the date on which it has filed a Registration Statement with the SEC in connection with a bona fide public offering through and until ninety (90) days after such Registration Statement is declared effective by the SEC or its abandonment, whichever shall occur first; and (ii) the Company shall have the right to postpone the filing or effectiveness of any Registration Statement filed or to be filed in connection with a Demand Registration for a reasonable period of time (not to exceed ninety (90) days) if at the time the Company receives the Demand Request with respect to such Demand Registration the Company shall have furnished to the Demanding Holders a certificate signed by the president or chief financial officer of the Company stating the occurrence of any of the following:

                      (i) the Company is conducting or is about to conduct a primary offering of the Company's securities and the Company is advised by its investment banker in writing that such offering would be adversely affected by such Demand Registration (provided that the Holders are entitled to include Registered Securities under Article 3 hereof);

                      (ii) the Board of Directors of the Company has determined in good faith that the offering of Registrable Securities pursuant to such Demand Registration will interfere with any financing, merger, acquisition,

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

sale of assets, recapitalization or other material transaction involving the Company or any of its subsidiaries;

                      (iii) the Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition or divestiture by the Company or its subsidiaries whether by way of merger, consolidation, acquisition or sale of assets, acquisition or sale of securities or otherwise;

                      (iv) the Company is in possession of material nonpublic information that the Company would be required to disclose in a registration statement and that is not, but for such registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company; or

                      (v) the Company is engaged, or its board of directors has adopted by resolution a plan to engage, in any program for the purchase of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock and, in the opinion of counsel, reasonably satisfactory to the requesting Holders, the distribution of the Common Stock to be registered would cause such purchase of shares to be in violation of Regulation M promulgated under the Exchange Act.

               Notwithstanding anything to the contrary contained herein, in no event shall the Company delay or fail to honor a Demand Request for more than one hundred twenty (120) days in any three hundred sixty five (365) day period. If any Demand Registration is postponed pursuant to this Section 2.3(b), two-thirds in interest of the Demand Requesting Holders who have requested that the Company effect such Demand Registration may withdraw such request by written notice delivered to the Company, in which case such Demand Registration shall not count as a Demand Registration and the Registration Period shall be automatically extended by a period of time equal to the period of such postponement.

               (c) The Company shall not be deemed to have effected a Demand Registration unless and until the Registration Statement filed with the SEC in connection with such Demand Registration has been declared effective under the Securities Act and has remained in effect until the earlier of (i) the completion of the distribution of all Registrable Securities registered thereby and (ii) the expiration of an aggregate of one hundred eighty (180) days not including any interruptions pursuant to Section 4.18 hereof, or in the case of a Shelf Registration the twenty-four (24) month period, commencing upon the effective date of such Registration Statement.

               (d) The Company shall abandon any Demand Registration prior to the effectiveness of such Demand Registration if all Demanding Holders registering Registrable Securities pursuant to such Demand Registration request in writing that the Company abandon such Demand Registration. Any Demand Registration abandoned by the Company pursuant to this Section 2.3(d) shall be counted as a Demand Registration for purposes of this Agreement notwithstanding such abandonment, unless all expenses incurred by the Company in connection with such Demand Registration are paid in full by the Demanding Holders within thirty
(30) days of a request therefor by the Company.

               (e) Neither the Company nor any other holder of securities of the Company (other than Holders) may include shares in a Demand Registration without the consent of the Holders holding two thirds (2/3) of the Registrable

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

Securities sought to be included in such Demand Registration unless the managing underwriter or underwriters, if any, of such offering shall have advised each Holder participating in such offering in writing that the inclusion of such other securities would not (i) limit the number of Registrable Securities sought to be included by the Holders and (ii) reduce the offering price thereof.

         2.4 Manner of Offering. All offerings of Registrable Securities pursuant to a Demand Registration shall be made pursuant to a prescribed plan of distribution reasonably satisfactory to the Demand Requesting Holders and the Company.

         2.5 Priorities. In the event that the managing underwriter or underwriters of a Demand Registration shall determine that the amount of securities of the Company (including Registrable Securities) to be included in such Demand Registration exceeds the maximum amount of securities (the "Maximum Demand Amount") that could be included in such registration without materially and adversely affecting the price at which such securities are to be sold or the marketing of the offering thereof, the Company shall include in such Demand Registration the Maximum Demand Amount of such securities in accordance with the following order of priority:

                      (i) first, the Registrable Securities requested to be registered by the Demand Requesting Holders and the Remaining Holders, pro rata, to the extent of the Maximum Demand Amount;

                      (ii) second, to the extent that the number of Registrable Securities requested to be registered by the Demand Requesting Holders and such other Demanding Holders does not exceed the Maximum Demand Amount and the Company and/or other holders of securities of the Company (other than Holders) are entitled to include such other securities under Section 2.3(e), the remaining securities requested to be registered by the Company and/or such other holders shall be allocated in such manner as the Company and/or such other holders may determine.

                       ARTICLE 3: PIGGYBANK REGISTRATIONS

         3.1 Piggyback Rights. If at any time after December 21, 2002 the Company proposes to register shares of Common Stock under the Securities Act (other than on a Registration Statement (x) on Form S-4 or S-8, or any form substituting therefor, (y) filed in connection with a tender or exchange offer or a asset or business acquisition), whether for its own account or the account of other holders (other than Holders) of Common Stock, the Company shall deliver a written notice thereof (a "Piggyback Notice") to each Holder not less than thirty (30) days prior to the date when such Registration Statement is to be filed with the SEC. During the ten (10) business day period following delivery of a Piggyback Notice, each Holder may deliver a written notice to the Company (a "Piggyback Request") requesting that the Company include in such Registration Statement Registrable Securities held by such Holder and stating (i) the name or names of the requesting Holders, (ii) with respect to each requesting Holder, the number of Registrable Securities that such Holder seeks to register pursuant to such Piggyback Request, and (iii) the intended manner of offering of such Registrable Securities. Subject to the limitations set forth in this Article 3, the Company shall include in any Piggyback Registration all Registrable Securities that the Holders have requested that the Company register as set forth in Piggyback Requests delivered by such Holders in connection with such Piggyback Registration. Notwithstanding the foregoing, if the Company files a registration statement registering shares held by the directors and officers of the Company prior to December 21, 2002, the Company shall deliver to the Holders

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

a Piggyback Notice and the Holders shall be entitled to make a Piggyback
Request.

         3.2 Underwritten Offerings. If any Piggyback Registration shall be underwritten in whole or in part, the Company shall have the right to require that the Registrable Securities requested for inclusion therein pursuant to this
Article 3 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

         3.3 Priorities. In the event that the managing underwriter or underwriters of a Piggyback Registration shall determine that the amount of securities of the Company (including Registrable Securities) to be included in such Piggyback Registration exceeds the maximum amount of securities (the "Maximum Piggyback Amount") that could be included in such registration without materially and adversely affecting the price at which such securities could be sold or otherwise materially adversely affecting the market for the Company's securities, the Company shall include in such Piggyback Registration the Maximum Piggyback Amount of such securities (including Registrable Securities) in accordance with the following order of priority:

                      (i) first, if such offering is made pursuant to the exercise of demand registration rights (other than those granted to Holders), the securities requested to be included in such offering by the Persons exercising such demand registration rights;

                      (ii) second, the securities the Company proposes to sell for its own account; and

                      (iii) third, provided that the aggregate number of securities to be included pursuant to clauses (a) and (b) of this Section 3.3 is less than the Maximum Piggyback Amount, the remaining securities (including Registrable Securities) requested to be registered by the Holders thereof, on a pro rata basis among the Holders and the holders of such other securities according to the number of Registrable Securities or other securities requested to be included by such Holders and holders.

         3.4 Delay and Withdrawal of Piggyback Registrations. Notwithstanding anything in this Article 3 to the contrary, the Company may, in its sole discretion, delay the effectiveness of or abandon any Piggyback Registration.

                       ARTICLE 4: REGISTRATION PROCEDURES

         4.1   (a)    Whenever Holders shall request the registration of any
Registrable Securities pursuant to any Demand Registration or Piggyback Registration, the Company will use its best efforts (subject to Sections 2.3(b), 2.5, 3.3 and 3.4 hereof) to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as soon as practicable.

               (b) In connection with any Demand Registration, the Company will prepare and file with the SEC, within sixty (60) days after receiving the relevant Demand Request (except in the case of a sixty (60) day period ending between February 14 and March 31, in which case the Company shall have until April 15th to file with the SEC), a Registration Statement with respect to the Registrable Securities to be included in such Demand Registration on Form SB-2 or Form S-3 (if the Company is then eligible to use such form), or any similar short-form registration adopted by the SEC for which the Company may then be eligible and is appropriate for such Registrable Securities or on Form SB-1.

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

               (c) The Company will use its best efforts prior to filing any Registration Statement or prospectus or any amendments or supplements thereto (including any documents incorporated by reference in any Registration Statement after the initial filing of such Registration Statement) in which Registrable Securities are included pursuant to this Agreement to furnish to counsel for any managing underwriter of any underwritten public offering of Registrable Securities and, whether or not the Registration Statement relates to an underwritten public offering, to counsel engaged by the Holders of two thirds (2/3) in interest of the Registrable Securities included in such Registration Statement, copies of all such documents proposed to be filed with the SEC, which documents shall be subject to the reasonable review of such counsels, and, if requested by such counsels, the insertion of material which in their judgment should be included therein (subject, however, to the reasonable approval of counsel to the Company). Notwithstanding the foregoing, in the case of periodic reports of the Company which are incorporated by reference into any Registration Statement in which Registrable Securities are included pursuant to this Agreement after the effective date of such Registration Statement, the Company shall only be required to furnish such periodic reports to counsel engaged by the Holders of two thirds (2/3) in interest of the Registrable Securities included in such Registration Statement, if any, concurrently with the filing of such periodic reports.

               (d) The Company will notify each Holder of the Registrable Securities included in any Registration Statement pursuant to this Agreement of any stop order issued or, to the knowledge of the Company, threatened by the SEC in connection with such Registration Statement and will take all reasonable best efforts required to prevent the entry of such stop order or to remove it if entered.

               (e) The Company shall prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement filed pursuant to a Demand Registration and amendments and supplements to the prospectus issued in connection therewith, as may be necessary to keep such Registration Statement effective for the periods set forth in Section 2.3(c) hereof.

               (f) The Company shall furnish to the counsel engaged by the Holders of two thirds (2/3) in interest of the Registrable Securities included in any Registration Statement pursuant to this Agreement and the underwriter or underwriters and each Holder of Registrable Securities included in such Registration Statement such number of copies of the Registration Statement, including exhibits, and each post-effective amendment thereto, and the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference in such Registration Statement, as such counsel, underwriter or Holder may reasonably request in order to facilitate the disposition of the Registrable Securities being sold and to satisfy the prospectus delivery requirements of the Securities Act.

               (g) The Company shall notify each Holder of Registrable Securities that are included in any Registration Statement pursuant to this Agreement, at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event which causes such prospectus as then in effect to contain an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, if necessary in

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the reasonable judgment of counsel for the Company, the Company will promptly prepare a supplement or amendment to such prospectus so that as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

               (h) Each Holder, upon receipt of any notice of the happening of any event of the kind described in Section 4.1(g) hereof, will immediately discontinue disposition of the Registrable Securities to which the applicable prospectus relates until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(g) hereof or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters (if any) to, deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In no event shall any Registration Statement be suspended pursuant to this Section 4.1(h) for more than forty five (45) days in one instance or for more than ninety (90) days in any three hundred sixty five
(365) day period.

               (i) If requested by the managing underwriter or underwriters of any registration or by any Holder of the Registrable Securities included in any Registration Statement, the Company shall, subject to the approval of counsel to the Company in its reasonable judgment, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or such Holder reasonably shall furnish to the Company in writing and request to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

               (j) The Company shall use its best efforts to register or qualify the Registrable Securities covered by any Registration Statement pursuant to this Agreement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any Holder of such Registrable Securities or underwriter reasonably requests in writing, and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by such Registration Statement, provided that the Company will not be required to qualify generally to do business (or subject itself to taxation) in any jurisdiction where it is not then so qualified (or subject) or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

               (k) The Company shall cooperate with the Holders of the Registrable Securities covered by any Registration Statement pursuant to this Agreement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold under such Registration Statement, in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request.

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

               (l) Prior to the effectiveness of any Registration Statement filed pursuant to a Demand Registration or Piggyback Registration, the Company and the Holders of Registrable Securities covered thereby shall enter into such customary agreements (including, if such Registration Statement relates to an underwritten offering, an underwriting agreement as provided in Section 4.1(n) hereof) and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities; and in such connection, if the registration is in connection with an underwritten offering: (i) make such representations and warranties to the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offering and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters of the type customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; and
(iv) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder.

               (m) The Company may require each Holder of Registrable Securities as to which any registration is being effected pursuant to this Agreement to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. Each such Holder agrees: (i) to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event, in either case, as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities or omits or would omit to state any material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (ii) promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Holder's Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (n) Each Holder participating in any offering agrees: (i) to sell its Registrable Securities on the basis provided in any underwriting arrangements (x) approved by the Company in its sole discretion, in the case of a Piggyback Registration, or (y) approved by the Holders of a two thirds (2/3) interest of such Registrable Securities and reasonably satisfactory to the Company, the case of a Demand Registration, and (ii) to complete and execute all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents consistent with the terms of this Agreement and reasonably required under the terms of such underwriting arrangements.

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

         4.2 "Market Stand-Off" Agreement. If and to the extent requested in writing by the managing underwriter or underwriters for any registration of Common Stock of the Company each Holder agrees, if all other directors, officers and 1% or greater stockholders also agree, not to sell or otherwise transfer or dispose of any Registrable Securities (excluding (i) sales or other transfers or dispositions pursuant to such registration, and (ii) private sales or other transfers or dispositions to other Holders and/or affiliates thereof) for such period of time following the effective date of such registration so requested, not to exceed ninety (90) days. In order to enforce the foregoing covenant, the Company may impose "stop transfer" instructions with respect to the relevant Registrable Securities of each Holders (and the shares or other securities or every other Person subject to the foregoing restriction) until the end of such period.

                               ARTICLE 5: EXPENSES

         5.1   Expenses Borne by the Company. Except as otherwise provided in
Section 5.2 hereof, the Company will bear the following fees, costs and expenses with respect to any Demand Registration or Piggyback Registration hereunder: (i) all SEC and National Association of Securities Dealers, Inc., Nasdaq Stock Market and any other applicable exchange registration, filing and listing fees and expenses; (ii) all fees, costs and expenses of compliance with state securities or blue sky laws; (iii) all costs and expenses related to the preparation, printing, distribution and reproduction of Registration Statements required to be filed in connection with such Demand Registration or Piggyback Registration (as the case may be), the prospectuses included therein or prepared for distribution pursuant thereto and any amendments or supplements to the foregoing; (iv) all messenger and delivery costs and expenses and internal costs and expenses, including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties; (v) the fees and disbursements of counsel and independent certified public accountants for the Company; (vi) the fees and disbursements of counsel to the underwriters, if any; and (vii) all fees and disbursements of counsel and accountants for such Holders, which shall not exceed that aggregate amount of $10,000, for any one registration.

         5.2 Expenses Borne by the Holders. The Holders of Registrable Securities included in any Demand Registration or Piggyback Registration hereunder shall bear the following fees, costs and expenses with respect thereto: (i) all underwriting discounts and commissions attributable to the offer or sale of such Registrable Securities; and (ii) all transfer taxes relating to such Registrable Securities.

                           ARTICLE 6: INDEMNIFICATION

         6.1 Indemnification by the Company. The Company agrees to indemnify, protect and hold harmless each Holder of the Registrable Securities to be included in any registration pursuant to this Agreement, any underwriter and each Person who "controls" such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any losses, claims, damages, liabilities and expenses to which any of the foregoing Persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that any such loss, claim, damage, liability or expense arises out of or are based upon any information which any such Holder, underwriter or controlling Person furnished to the Company in writing expressly for use therein or by any such Holder's, underwriter's or controlling Person's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder, underwriter or controlling Person with a sufficient number of copies of the same.

         6.2 Indemnification by Holders of Registrable Securities. In connection with any registration pursuant to this Agreement in which a Holder of Registrable Securities is participating, such Holder agrees, severally and not jointly, to indemnify, protect and hold harmless the Company, its directors and officers, any underwriter, each other Holder so participating and each Person who "controls" the Company, such underwriter or other Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and all other Holders of Registrable Securities so participating, from and against any losses, claims, damages, liabilities and expenses to which any of the foregoing Persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon an untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Holder to the Company or any underwriter specifically for inclusion therein such Registration Statement; provided, however, that the obligations of each Holder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of its Registrable Securities pursuant to such registration.

         6.3 Conduct of Indemnification Actions. (a) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying Person within 15 business days after the receipt by such indemnified Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof (an "Action") made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified Person a conflict of interest may exist between such indemnified Person and the indemnifying Person with respect to such Action, permit the indemnifying Person to assume the defense of such Action with counsel reasonably satisfactory to such indemnified Person; provided, however, that if the defendants in any Action include both the indemnified and indemnifying Persons and there is a conflict of interest which would prevent counsel for the indemnifying Person from also representing the indemnified Person, then the indemnified Person shall have the right to select separate counsel to participate in the defense of such Action on behalf of such indemnified Person. After notice from the indemnifying Person to such indemnified Person of its election so to assume the defense of an Action, the indemnifying Person shall not be liable to such indemnified Person pursuant to the provisions of Section 6.1 or 6.2 hereof for any legal fees or disbursements subsequently incurred by such indemnified Person in connection with the defense of such Action other than reasonable costs of investigation, unless (i) the indemnified Person shall have employed counsel in accordance with the proviso of the immediately preceding sentence, (ii) the indemnifying Person shall not have employed counsel reasonably satisfactory to the indemnified Person within a reasonable time after the notice of the commencement of the Action, or (iii) the indemnifying Person has expressly authorized the employment of counsel for the indemnified Person at the expense of the indemnifying Person. Notwithstanding the foregoing, however, it is understood and agreed that the indemnifying Person shall, in connection with any one Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and disbursements of only one separate firm of attorneys (in addition to any local counsel) at any time for all indemnified Persons not having actual or potential differing interests with the other parties among themselves.

               (b) Whether or not the defense of an Action is assumed by the indemnifying Person (i) the indemnifying Person will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed), and (ii) without the consent of the indemnified Person, no indemnifying Person will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified Person from all liability in respect of such claim or litigation.

         6.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Article 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Holders of Registrable Securities being registered, as among themselves, shall contribute to the losses, claims, damages, liabilities and expenses described herein, in such proportions so that the portion thereof for which the selling Holders shall be responsible shall be limited to the portion determined by a court or the parties to any settlement to be attributable to an untrue statement of a material fact or an omission to state a material fact in a Registration Statement, preliminary, final or summary prospectus, or amendment or supplement thereto in specific reliance upon and in conformity with information furnished to the Company in writing by such Holders for use therein, and the Company shall be responsible for the balance, excluding any information provided to the Company by underwriters (subject to any other rights the Company may have against any other selling security holder not a Holder of Registrable Securities, the securities of which were included in such Registration Statement, preliminary, final or summary prospectus, amendment or supplement). Each Holder shall be liable under Section 6.4 only for damages as does not exceed the net proceeds received by such Holder upon sale of its Registrable Securities pursuant to such registration. No Person guilty of "fraudulent misrepresentation" (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                            ARTICLE 7: MISCELLANEOUS

         7.1 Remedies. If any party to this Agreement obtains a judgment against any party hereto by reason of any breach of this Agreement or the failure of such other party to comply with the provisions hereof, a reasonable attorneys' fee as fixed by the court shall be included in such judgment. No remedy conferred upon any party to this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each such remedy shall be cumulative or shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive, in any action for specific performance, the defense that a remedy at law would be adequate.

         7.2 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, except (i) in writing duly signed on behalf of the Company, in the case of amendments, modifications, supplements, waivers or consents sought to be enforced against the Company, or (b) in writing duly signed by the Holders of two thirds (2/3) of the Registrable Securities affected by such amendment, modification, supplement, waiver or consent, in the case of amendments, modifications, supplements, waivers or consents sought to be enforced against the Holders of Registrable Securities.

         7.3 Notices. All notices and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or by certified mail (return receipt requested) or telecopied and addressed as follows:

               (i)    if to the Company, to:

                      DirectPlacement, Inc.
                      3655 Nobel Drive
                      Suite 540
                      San Diego, CA  92122

                      Telephone: 858-623-1600
                      Attention: Brian M. Overstreet


               (ii)   if to any Original Holder:

                      if to Pruitt or Hill, to:

                      Susanne S. Pruitt,
                      1134 38th Avenue
                      Seattle, Washington 98122

                      Raymond A. Hill, III
                      905 Shadow Ridge Road
                      Franklin Lakes, NJ 04717

                      with a copy to:
                      Schulte Roth & Zabel LLP
                      919 Third Avenue
                      New York, NY  10022
                      Attention: Ele Klein

               (iii) if to any Other Holder, to the address of such Holder as indicated in the Supplement executed by such Holder,

or to such other address as any of the above shall have specified by notice hereunder. Each notice or other communication which shall be delivered personally, mailed or telecopied in the manner described above shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         7.4 Successors and Assigns. (a) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, (i) that no Holder shall have the right to assign or otherwise transfer (whether by operation of law or otherwise) any of the rights granted to such Holder under this Agreement, except, subject to compliance with the provisions of Section 7.4(b) hereof, for the assignment of any such rights to a transferee of Registrable Securities, and (ii) this Agreement and the respective rights of the parties to receive performance of any obligations hereunder and to make claims in respect of breaches of their Agreement may be assigned as security to any Person or entity directly or indirectly extending credit to such Holder. Any assignment or transfer contrary to the foregoing restrictions shall be void ab initio.

               (b) The rights under this Agreement shall be automatically assignable by the Holders to any such transferee of all or a portion of such Holder's Registrable Securities if each such transferee of Registrable Securities who is not a party to this Agreement prior to the relevant transfer and who wishes to enjoy the benefits (subject to the burdens) of this Agreement shall execute and deliver to the Company a Supplement and thereby agree to be bound by the terms and provisions hereof in the form attached hereto as Exhibit
__.

         7.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signature thereon and may be attached to another counterpart of this Agreement identical in form hereto and having attached to it one or more additional signature pages.

         7.6 Headings. The section and other headings contained in this Agreement are for convenience only and shall not be deemed to limit, characterize or interpret any provisions of this Agreement.

         7.7 Governing Law. This Agreement and the rights of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without application of the rules regarding conflicts of law.

         7.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be unenforceable or invalid under applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect so long as the essential purposes of this Agreement are not impaired.

         7.9 Dispute Resolution. The following procedures shall be used to resolve any controversy or claim ("dispute") as provided in this Agreement. If any of these provisions are determined to be invalid or unenforceable, the remaining provisions shall remain in effect and binding on the parties to the fullest extent permitted by law.

               (a)    Mediation.
                      ---------

               (i) A dispute shall be submitted to mediation by written notice to the other party or parties. In the mediation process, the parties will try to resolve their differences voluntarily with the aid of an impartial mediator, who will attempt to facilitate negotiations. The mediator will be selected by agreement of the parties. If the parties cannot agree on a mediator, a mediator shall be designated by the American Arbitration Association ("AAA") or JAMS/Endispute at the request of a party. Any mediator so designated must be acceptable to all parties.

               (ii) The mediation will be conducted as specified by the mediator and agreed upon by the parties. The parties agree to discuss their differences in good faith and to attempt, with the assistance of the mediator, to reach an amicable resolution of the dispute.

               (iii) The mediation will be treated as a settlement discussion and therefore will be confidential. The mediator may not testify for either party in any later proceedings relating to the dispute. No recording or transcript shall be made of the mediation proceedings.

               (iv) Each party will bear its own costs in the mediation. The fees and expenses of the mediator will be shared equally by the parties.

               (b)    Arbitration.
                      -----------

               (i) If a dispute has not been resolved within 90 days after the written notice beginning the mediation process (or a longer period, if the parties agree to extend the mediation), the mediation shall terminate and the dispute will be settled by arbitration. The arbitration will be conducted in the County and City of New York in accordance with the procedures in this document and the Arbitration Rules for Commercial Disputes of the AAA as in effect on the date hereof ("AAA Rules"). In the event of a conflict, the provisions of this document will control.

               (ii) The arbitration will be conducted before a panel of three arbitrators, regardless of the size of the dispute, one of whom will be selected by the Holders, one of whom will be selected by the Company and one of whom will be agreed upon by the two previously selected arbitrators and otherwise to be selected as provided in the AAA Rules. Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation or enforceability of these procedures, including any contention that all or part of these procedures are invalid and unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator may serve on the panel unless he or she has agreed in writing to abide and be bound by these procedures.

               (iii) All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements. Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interests.

               (iv) The result of the arbitration will be binding on the parties, and judgment on the arbitrators' award may be entered by any party in any court having jurisdiction, including the State and/or Federal Courts located in the City of New York.

               (v) Additionally, any party may seek injunctive relief from any Court of competent jurisdiction in the City of New York. In the event that either party has to seek injunctive relief or any provisional remedy, the parties to this Agreement consent to jurisdiction in the Federal and/or State Courts located in the City of New York.

         7.10 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings and arrangements, oral or written, with respect to such subject matter.

         IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

COMPANY:                                    DIRECTPLACMENT, INC.


                                            By: /s/ BRIAN M. OVERSTREET
                                               ---------------------------------
                                            Name:  Brian M. Overstreet
                                            Title: President and Chief Executive
                                                   Officer


ORIGINAL HOLDERS:


                                            By: /s/ SUSANNE S. PRUITT
                                               ---------------------------------
                                               Susanne S. Pruitt



                                            By: /s/ RAYMOND A. HILL, III
                                               ---------------------------------
                                               Raymond A. Hill, III

                   Supplement to Registration Rights Agreement

         THIS SUPPLEMENT, dated as of , 20___, to the Registration Rights Agreement (as the same may have been, or from time to time may be, modified, amended, supplemented and/or restated (the "Agreement"), dated as of December ____, 2001, by and among DIRECTPLACEMENT, INC., a Delaware corporation (the "Company"), on the one hand, and on the other hand: Susanne S. Pruitt and Raymond A. Hill, III (collectively, the "Original Holders").

         The Holders have executed the Agreement, or by Supplement agreed to be bound thereby. The undersigned is the actual or prospective transferee of one or more Holders with respect to certain Outstanding Shares. The Agreement provides that any such transferee who wishes to enjoy the benefits (subject to the burdens) of the Agreement shall execute and deliver to the Company a Supplement in the form hereof, and thereby agree to be bound by the terms and provisions of the Agreement. Accordingly, in consideration of the benefits to be derived and the conditions and promises contained in the Agreement, the undersigned hereby adopts and approves the Agreement and acknowledges and agrees as follows: (1) The undersigned has read the Agreement and understands its provisions; and (2) Notices under Section 7.3 of the Agreement shall be addressed to the undersigned as follows:

                      ______________________________________
                      ______________________________________
                      ______________________________________
                      Telecopier No.________________________


         IN WITNESS WHEREOF, this Supplement to the Agreement has been executed by the undersigned as of the date first above written.


                                            ____________________________________


                                            [By:]_______________________________
                                                 Name/Title:

Accepted and agreed to:

DIRECTPLACEMENT, INC.


By:____________________________________
   Title: